Advantus Managed Volatility Fund

a Series of Securian Funds Trust

Summary Prospectus   |   May 1, 2013

This summary prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the fund online at securianfunds.com/prospectus. You can also get this information at no cost by calling (800) 995-3850 or by sending an e-mail request to www.policyservices@minnesotalife.com. If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus and other information will also be available from your financial intermediary. The Fund’s prospectus and statement of additional information, both dated May 1, 2013, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The Advantus Managed Volatility Fund seeks to maximize risk-adjusted total return relative to its blended benchmark index, comprised of 60% S&P 500 Index and 40% Barclays U.S. Corporate Index (the Benchmark Index).

Fees and Expenses

This table describes the fees and expenses that you pay if you buy and hold shares of the Managed Volatility Fund. The table does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts, or qualified plans, that invest in the Fund. If these charges were included, the expenses shown in the table below would be higher.

Shareholder Fees

(fees paid directly from your investment)

Not Applicable

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.65%
Distribution (12b-1) Fees	0.25%
Other Expenses (1)	0.16%
Acquired Fund Fees and Expenses (2)	0.13%

Total Annual Fund Operating Expenses	1.19%
Fee Waiver and/or Expense Reimbursement (3)	0.26%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.93%

(1)	Estimated expenses for the Fund’s first fiscal year.

(2)	Acquired Fund Fees and Expenses are based on estimated amounts for the Fund’s first fiscal year.

(3)	Advantus Capital Management, Inc. (“Advantus Capital”), the Fund’s investment adviser, has contractually agreed, through April 30, 2014, to waive its “management fees” or absorb “other expenses” such that the Fund’s total annual operating expenses after such fee waiver and/or expense absorption, excluding “acquired fund fees and expenses,” will not exceed 0.80% of the average net assets of the Fund. This fee waiver and/or expense absorption renews annually for a full year unless terminated by Advantus Capital upon at least 30 days’ notice prior to the end of the contract term.

Expense Example. This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other Funds.

The example assumes an investment of $10,000 in the Fund for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the

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Fund’s operating expenses remain the same. The example further assumes that the fee waiver and/or expense reimbursement described above is in effect for only one year. The example does not reflect the other fees and expenses related to a variable life insurance policy, variable annuity contract or qualified plan that invests in the Fund. If these other fees and expenses were included, the expenses shown in the example below would be higher. Although actual costs may be higher or lower, based on these assumptions, costs would be:

1 Year	3 Years
$95	$352

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As of the date of this prospectus, the Fund has not yet commenced operations. Thus, no portfolio turnover is provided for the Fund.

Principal Investment Strategies

The Advantus Managed Volatility Fund seeks to achieve its investment objective by investing directly in underlying securities and other investment companies while using hedging techniques to manage portfolio risk and volatility. The Fund will achieve its equity exposure by investing primarily in Class 1 shares of the Advantus Index 500 Fund (S&P 500 Fund), an affiliated fund in Securian Funds Trust that seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard & Poor’s 500 Composite Stock Price Index (the S&P 500). The companies included in the S&P 500 are generally considered “large companies.” The Fund’s fixed income allocation will be achieved by purchasing a basket of corporate fixed income securities that are investment-grade and have other characteristics similar to the fixed income securities included in the Barclays U.S. Corporate Index.

The Fund will invest in derivative instruments, primarily S&P 500 futures contracts, to manage the Fund’s overall volatility. In periods when the Fund’s investment adviser expects higher volatility in the equity market, as measured by the S&P 500, the Fund will seek to reduce the overall volatility of its portfolio by either selling S&P 500 futures contracts (taking short positions in such contracts) or reducing its long positions in S&P 500 futures contracts. During periods of lower expected volatility in the equity market, the Fund will seek to increase its equity exposure by purchasing S&P 500 futures contracts (increasing its long positions or reducing its short positions in such contracts). Under normal market conditions, this hedging process will seek to target, over an extended period of years, an average annualized volatility in the daily total returns of the Fund of approximately 10%. There can be no assurance that investment decisions made in seeking to manage Fund volatility will achieve the desired results, and the volatility of the Fund’s returns in any one year or any longer period may be higher or lower than 10%.

The use of futures contracts to change the Fund’s equity allocation and manage the Fund’s overall volatility has the effect of introducing leverage into the Fund’s portfolio. Leverage is introduced because the initial amount required to purchase a futures contract is small in relation to the nominal value of such contract.

On average, the Fund will target approximately 60% equity-related exposure and 40% fixed income-related exposure in its portfolio. As market conditions change, however, the equity allocation will change to manage overall Fund volatility, with a minimum equity allocation of 10% and a maximum equity allocation of 90% of the Fund’s total market value.

In selecting investments, the Fund’s investment adviser considers factors such as, but not limited to, the Fund’s current and anticipated asset allocation positions, security pricing, industry outlook, current and anticipated interest rates and other market and economic conditions, general levels of debt prices and issuer operations. The Fund may also engage in frequent or short-term trading of securities and derivative instruments.

Principal Risks

An investment in the Advantus Managed Volatility Fund may result in the loss of money, and may also be subject to various risks including the following types of principal risks:

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Acquired Fund Risk – the risk that the Fund’s performance is closely related to the risks associated with the securities and other investments held by another investment company, such as the S&P 500 Fund, in which the Fund invests (an “Acquired Fund”) and that the ability of the Fund to achieve its investment objective will depend upon the ability of the Acquired Fund to achieve its investment objectives.

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▲	Allocation Risk – the risk that the Fund could lose money as a result of less than optimal or poor asset allocation decisions as to how its assets are allocated or reallocated.

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Company Risk – the risk that individual securities may perform differently from the overall market as a result of changes in specific factors such as profitability or investor perceptions, or as a result of increased volatility in a company’s income or share price because of the amount of leverage on the company’s balance sheet.

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Credit Risk – the risk that the Fund may lose some or all of its investment, including both principal and interest, because an issuer of a debt security, an asset-backed or mortgage-backed security (or an underlying obligor) or other fixed income obligation will not make payments on the security or obligation when due, as well as the risk that the credit quality of a security may be lowered, resulting in a lower price, greater volatility and reduced liquidity for such security.

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Derivatives Risk – the risk that the Fund’s investment in futures contracts and other derivatives may involve a small investment relative to the amount of risk assumed. The successful use of derivatives may depend on the Advantus Capital’s ability to predict market movements. Risks include delivery failure, default by the other party or the inability to close out a position because the trading market becomes illiquid. If Advantus Capital is not successful in using derivatives, the Fund’s performance may be worse than if Advantus Capital did not use derivatives at all.

▲	Income Risk – the risk that the Fund may experience a decline in its income due to falling interest rates, earnings declines or income decline within a security.

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Index Performance Risk – the risk that, in connection with the Fund’s investment in the S&P 500 Fund, the Fund’s ability to replicate the performance of the S&P 500 through such investment may be affected by, among other things, changes in securities markets, the manner in which Standard & Poor’s Rating Services calculates the S&P 500, the amount and timing of cash flows into and out of the S&P 500 Fund, commissions, settlement fees, and other expenses. The Fund’s performance may also be adversely affected if a particular stock in the S&P 500 (or stocks within an industry heavily weighted by the S&P 500) performs poorly. This is a principal risk of the S&P 500 Fund, in which the Fund invests, and an indirect risk of an investment in the Fund.

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Interest Rate Risk – the risk that the value of a debt security or fixed income obligation will decline due to an increase in market interest rates. Long-term debt securities and fixed income obligations are generally more sensitive to interest rate changes. Interest rates in the U.S. are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising rates.

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Investment Company Risk – the risk that, to the extent the Fund invests in shares of another investment company, it will indirectly absorb its pro rata share of such investment company’s operating expenses, including investment advisory and administrative fees, which will reduce the Fund’s return on such investment relative to investment alternatives that do not include such expenses.

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Large Company Risk – the risk that a portfolio of large capitalization company securities may underperform the market as a whole. This is a principal risk of the S&P 500 Fund, in which the Fund invests, and an indirect risk of an investment in the Fund.

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Leveraging Risk – the risk that certain transactions of the Fund, such as transactions in derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged.

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Liquidity Risk – the risk that the debt securities or fixed income obligations purchased by the Fund may prove to be illiquid or otherwise subject to reduced liquidity due to changes in market conditions or quality ratings, or to errors in judgment by the investment adviser.

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Market Risk – the risk that Fund investments are subject to adverse trends in capital markets. This is a principal risk of both the S&P 500 Fund, in which the Fund invests, and of an investment in the Fund.

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Portfolio Risk – the risk that Fund performance may not meet or exceed that of the market as a whole. This is a principal risk of both the S&P 500 Fund, in which the Fund invests, and of an investment in the Fund.

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Short Position Risk – the risk that, in taking a short position in a transaction involving a derivative instrument, the Fund may suffer a loss because the risk assumed in such instrument significantly exceeds the amount of the initial investment, or because the Fund is unable to close out its short position or a counterparty to the transaction fails to perform as promised.

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▲	Short-Term Trading Risk – the risk that the Fund may trade securities frequently and hold securities for one year or less, which will increase the Fund’s transaction costs.

Performance

The Fund does not have a full calendar year of performance. For that reason, no bar chart or average total returns table is included for the Fund, nor is average total return information included for the Fund’s blended Benchmark Index, which is comprised of 60% S&P 500 Index and 40% Barclays U.S. Corporate Index.

Management

The Advantus Managed Volatility Fund is advised by Advantus Capital Management, Inc. (Advantus Capital). The following individuals serve as the Fund’s primary portfolio managers:

Name and Title	Primary Manager Since
David M. Kuplic Executive Vice President and Portfolio Manager, Advantus Capital	May 1, 2013
Craig M. Stapleton Vice President and Portfolio Manager, Advantus Capital	May 1, 2013

Purchase and Sale of Fund Shares

Fund shares are sold only to participating life insurance company separate accounts and qualified plans (financial intermediaries) and are not offered directly to the public. Purchases and sales of Fund shares may be effected only through a participating life insurance company or qualified plan. Please refer to the appropriate separate account prospectus or plan documents for detail.

Taxes

For information concerning the tax consequences to purchasers of variable annuity contracts and variable life insurance policies issued by Minnesota Life or other participating life insurance companies, please see the appropriate prospectus for those contracts.

Payments to Broker-Dealers and Other Financial Intermediaries

When you purchase Fund shares through a life insurance company in connection with its variable annuity contracts or variable life insurance policies, or through another financial intermediary such as a broker-dealer that sells variable annuity contracts or variable life insurance policies, the Fund or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the life insurance company or broker-dealer to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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